UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2007

INTERMUNE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-29801 (Commission File Number)	94-3296648 (IRS Employer Identification No.)
3280 Bayshore Boulevard
Brisbane, CA 94005
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On March 20, 2007, InterMune, Inc. issued a press release announcing updated expense forecasts and its new development plans. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits.
          The following exhibit is furnished with this report on Form 8-K:

Number	Description

99.1	Press Release dated March 20, 2007 of InterMune, Inc.
          In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, which is incorporated by reference therein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMUNE, INC.
Dated: March 20, 2007	By:	/s/ JOHN C. HODGMAN
John C. Hodgman
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated March 20, 2007 of InterMune, Inc.